[THE PRIMARY TREND FUNDS LOGO]

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 2002

MESSAGE TO SHAREHOLDERS...

     "Unfortunately, the role of a bear market is to expunge the excesses of the previous bull market. And just as the Technology Bubble went further on the upside than we thought due to greed, this bear market is going further on the downside due to fear. It is trading on emotion, not on fundamental value. . . . Now is not the time to develop a bunker mentality -- it is better to distance oneself from the herd."

                                             THE PRIMARY TREND FUNDS
                                             June 30, 2002 - Annual Report

  We won't try to dance around the issue -- 2002 was another horrendous year for mutual fund investors. Despite staging a couple valiant efforts in the latter half of the year, this stock market could not escape the clutches of the bear that has wreaked havoc on Wall Street and upon individuals' portfolios since the bubble burst in 2000.


  2002 marked the third consecutive year of stock market losses -- a losing streak that hasn't occurred in over 60 years. This previous three-year decline was in 1939-41 when the Dow Jones Industrial Average (DJIA) fell -2.9%,
-12.7% and -15.4%, respectively. While financial markets never follow history's exact script, it may be encouraging to know that the DJIA subsequently embarked on a four-year bull run from 1942-45 and gained 74% in the process.

BULLS, BEARS AND PIGS
---------------------

  In the last five years alone, investors have been subjected to the full spectrum of emotions and price swings that Wall Street has to offer. The Tech Bubble, lead by Internet mania and "New Era" thinking, paved the way for the perma-Bull mentality that pushed valuations to the extreme upper limits by early 2000. As proof, the technology sector represented 37% of the stock market capitalization of the S&P 500 Composite at its peak (it currently represents a mere 14% of the S&P 500).

  Investors have since been mired in the most devastating bear market in a generation as despair has uprooted the long-entrenched enthusiasm. Over the course of the last three years, nearly $7 trillion of wealth has been erased. The DJIA (one of the better performers) has lost nearly 30% of its value since it peaked in 2000; the S&P 500 Composite has dropped by nearly 45%; and the NASDAQ Composite has experienced a catastrophic decline of 75% since it hit all-time highs in March of 2000. To put this in perspective, the S&P 500's decline is similar to the bear market damage of 1973-74, while the NASDAQ's plunge is the equivalent of the 1929-31 debacle.

  "Greed is good" (the mantra of fictional corporate raider Gordon Gekko in the 1987 movie Wall Street) has never been proven more wrong than in 2002. Bulls can make money and bears can make money, but pigs just get slaughtered. Enron was just the tip of the iceberg as this bear market unveiled the feeding frenzy at the trough. Corporate executives were hauled away in handcuffs, accounting firms burned the midnight oil at the shredding machine, investment bankers were pleading the Fifth Amendment and Eliot Spitzer made a mockery of Wall Street. Bankruptcies soared to a record $375 billion in 2002, to include such big names as K-Mart, WorldCom and Conseco. Jack Grubman, Martha Stewart and Dennis Kozlowski have become the poster children for financial wrong-doing. As the saying goes, a bull market can cover up an awful lot of sins. And this bear market exposed them.

  Unlike 2000 and 2001, there wasn't any place to hide for equity investors in 2002. Large-cap, small cap, growth and value stocks were all subjected to the earnings drought wrought by the poor economic climate. For the final six months of 2002, the DJIA posted a total return loss of -8.70% -- one of the best of the popular benchmarks. The S&P 500 Composite, NASDAQ Composite and Russell 2000 Index had total returns of -10.30%, -8.54% and -16.56%, respectively. Additionally, the S&P/BARRA Value Index posted a total return loss of -12.58% for the same period.

  In a year where the S&P 500 Composite fell by over 22% and the NASDAQ plunged 32%, it is difficult to find a silver lining. However, some solace can be garnered from the fact that your Funds did outperform those benchmarks -- for the third straight year. While we outperformed greatly in the first half of the year, the Funds did not differentiate themselves in the latter half. For the six months ended 12/31/02, The Primary Trend Funds generated the following total returns for its shareholders:

                    THE PRIMARY TREND FUND               -10.49%
                    THE PRIMARY INCOME FUND              - 9.86%

  Our long-term success as value investors is built upon one simplistic philosophy: "Enhance capital during bull markets and preserve capital during bear markets." To that end, The Primary Trend Fund and The Primary Income Fund have produced positive compound annual rates of return (ROR) of +2.6% and +3.6%,
              --------
respectively, for shareholders over the past three years during this bear market. This compares favorably to the S&P 500's annual ROR of -14.5% and the S&P/BARRA Value's annual ROR of -9.5% for that same three-year time frame. For regulatory purposes, the one-, five- and ten-year returns for The Primary Trend Fund are -12.63%, 0.59% and 7.42%, respectively; and for The Primary Income Fund are -10.45%, 0.44% and 7.65%, respectively.

THE PRIMARY TREND FUND
----------------------

  As we mentioned in our Annual Report dated June 30, 2002: "Thus far, we have only been bruised in a market that has been littered with fatalities." The broader-based declines that have punctuated the stock market climate in 2002 have affected all styles of investing -- to include the value-oriented philosophy which we espouse. Despite the marketplace carnage, we have avoided the individual disasters and bankruptcies that typify today's bearish environment.

  With the benefit of hindsight, however, our added exposure to the cyclical sector (35% of the portfolio) was a bit premature. Portfolio holdings such as COX Communications, Carnival Corp., General Electric and Du Pont continue to trade near cost, while newer purchases in Disney, Ford and McDonald's have declined in value. As the economy picks up steam, we anticipate that the above-average earnings leverage inherent in these companies will benefit The Primary Trend Fund portfolio tremendously.

  Consumer staple stocks continue to be the portfolio's anchor in the storm. Although exposure has been reduced as we funnel more money into cyclical names, our 15% portfolio concentration is nearly double the S&P 500's weight of 9%. We sold entire positions in Albertson's and Kraft, but maintain core holdings in Anheuser-Busch, Archer-Daniels- Midland and Unilever N.V. Smaller initial positions have been purchased in General Mills and Newell Rubbermaid. While the steady earnings and cash flow from consumer staples is a breath of fresh air in this bearish climate, we believe the real money to be made is in cyclicals.

  The Information Technology sector continues to be the most devastated area over the last three years. And why noto Tech stocks had the most to lose after jump-starting one of the most speculative bubbles in stock market history. We still believe the leadership for the next bull market lies elsewhere. At 7% of assets, our Tech exposure (AT&T Wireless, Hewlett-Packard, and Intel) is minimal relative to the S&P 500's weighting of 17%.

  Excessive "bad news" continues to haunt the Healthcare sector. An anemic lineup of blockbuster drugs, generic competition and a harsh Food & Drug Administration are all contributing factors. As reasoned, value-oriented contrarians, we find this sector at its most attractive valuation in years. Our exposure has doubled to 12% of assets (vs. the S&P 500's weighting of 15%) with holdings in Abbott Laboratories, Bristol-Myers Squibb, Johnson & Johnson and Schering-Plough.

  Cash has been king in this environment. Even at 20% six months ago, we didn't have enough. We have since trimmed cash to 10% as of 12/31/02 as we take advantage of some bear market bargains.

THE PRIMARY INCOME FUND
-----------------------

  As with The Primary Trend Fund, above-average cash positions and a conservative portfolio stance has helped The Primary Income Fund preserve shareholder capital during this agonizing bear market. As of 12/31/02, 15% of the Fund's portfolio is in cash-equivalents, with an additional 16% invested in bonds. We anticipate redirecting much of this "buying power" into solid, dividend-paying blue chip stocks during the early part of 2003.

  The Federal Reserve's attempt at sparking an economic rebound by slashing short-term interest rates 11 times in 2001 failed to materialize this past year. And the multi-decade lows in both short- and long-term interest rates certainly did nothing to reinvigorate a beaten down utility sector. In fact, the greed that ran rampant throughout Corporate America infected the top brass at well-established, regulated utilities too. And this bear market exposed these indiscretions as well. The S&P Utilities Index fell -18.5% (including dividends) in the final six months of 2002 (and a staggering -30% for all of
2002). The Primary Income Fund's 29% weighting in the utility sector (19% in utility common stocks and another 10% in utility bonds) held up reasonably well in the face of the unmitigated disaster in this industry group. In light of recent markdowns, we expect to boost the utility exposure in the Fund by adding high-quality names with strong dividend-paying prospects.

  We continue to take profits in the more consumer-oriented portfolio holdings such as Anheuser-Busch and Wendy's and redeploy those proceeds into undervalued, dividend-paying cyclical stocks. Cyclical exposure in The Primary Income Fund totals 18% of assets as of 12/31/02.

  While bonds (16% of the portfolio) have been a tremendous outperformer in the past few years, we believe the best days for fixed-income securities are behind us. We expect interest rates to ratchet upward as the economy begins to accelerate and have kept maturities short and exposure minimal.

1974 REDUX
----------

  For veteran investors, the bear market of today brings back bad memories. It was almost 30 years ago that the U.S. stock market had suffered through its worst bear market in a generation of investors. The 1973-74 market swoon knocked the Dow Jones Industrial Average for a loss of 40%, while the S&P 500 Composite lost 48% of its value. Mounting bankruptcies culminated with the demise of Penn Central Railroad. The U.S. economy was in recession and corporate earnings were evaporating despite Wall Street's "Nifty Fifty" crowd claiming that this was the "dawn of a new era." Rising interest rates and inflation gave rise to the stagflation moniker. Americans were fighting overseas in Southeast Asia, while battling an OPEC embargo and sky-rocketing oil prices on U.S. soil. And our Commander in Chief, embroiled in the Watergate Scandal, was about to be kicked out of office. Bad news was plentiful. Ironically, it was also one of the best times in history to invest in common stocks.

  The similarities between the early-1970s and today are staggering. Two main differences exist, however: l) neither high interest rates nor inflation are prevalent today; and 2) today's bear market has lasted twice as long (three years versus 18 months).

  We have always agreed with Warren Buffett's perverse view of bear markets -- they allow long-term investors to buy good companies on the cheap. The key is to filter out the short-term noise and daily "bad news" and focus on the long-term opportunities that present themselves to equity investors. We again emphasize that today is quite the opposite of the speculative fervor of 1999-2000 -- to buy into weakness now may be as prescient as selling into strength then.

  We leave you with one of John Templeton's timeless quotes: "There will always be bull markets followed by bear markets followed by bull markets." Trite, yet true.

  All of us at Arnold Investment Counsel greatly value you as a fellow shareholder in The Primary Trend Funds. We are dedicated to proving that your confidence and trust in us are well founded. And we look forward to building upon the Funds' recent successes in the immediate future and beyond.

  Sincerely,

  /s/ Lilli Gust                             /s/ Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

PORTFOLIOS OF INVESTMENTS
December 31, 2002 (unaudited)

                             THE PRIMARY TREND FUND
                                                                     MARKET
    SHARES                                                COST        VALUE
    ------                                                ----       ------
            COMMON STOCKS      88.8%
    36,366  AT&T Wireless Services,
              Inc.*<F1> (Telecommunications)            $ 297,024   $ 205,468
     9,000  Abbott Laboratories
              (Pharmaceutical products)                   268,470     360,000
    20,000  Allstate Corp. (Insurance)                    679,308     739,800
    10,000  Anheuser-Busch Companies, Inc. (Beverages)    295,400     484,000
    39,728  Archer-Daniels-Midland Co. (Food processing)  577,077     492,627
     6,998  BP plc (Integrated oil company)               143,640     284,469
     7,000  Bristol-Myers Squibb Co. (Pharmaceuticals)    210,700     162,050
    18,000  Carnival Corp. (Cruise lines)                 458,319     449,100
    45,000  Cendant Corp.*<F1> (Diversified
              consumer services)                          611,830     471,600
     6,000  Chubb Corp. (Insurance)                       327,730     313,200
    18,000  COX Communications, Inc.*<F1> (Cable T.V.)    518,230     511,200
    15,000  Darden Restaurants, Inc.
              (Restaurant chains)                         102,551     306,750
    12,000  Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                     545,260     508,800
    24,000 Ford Motor Co. (Automotive manufacturing) 408,660 223,200 20,000 General Electric Co.
              (Diversified manufacturing)                 579,820     487,000
     5,000  General Mills, Inc. (Diversified food)        224,300     234,750
    21,812  Hewlett-Packard Co. (Computers)               365,802     378,656
    19,000  Intel Corp. (Semiconductors)                  477,989     295,830
     7,000  Johnson & Johnson (Medical products)          299,250     375,970
    30,000  McDonald's Corp. (Restaurant chains)          756,325     482,400
     7,000 Newell Rubbermaid, Inc. (Consumer products) 183,618 212,310 20,000 Occidental Petroleum Corp.
              (Integrated oil company)                    362,310     569,000
     8,000  PartnerRe Ltd. (Insurance)                    266,855     414,560
    30,000  Schering-Plough Corp. (Pharmaceuticals)       760,660     666,000
     8,000  Schlumberger Ltd. (Oil Field Services)        316,800     336,720
     8,000  Unilever N.V. (Consumer products)             344,640     493,680
     5,580  United Technologies Corp. (Aerospace)         231,525     345,625
    20,000 Walt Disney Co. (Entertainment and Media) 365,300 326,200 12,000 Wendy's International, Inc.
              (Restaurant chains)                         264,397     324,840
                                                      ----------- -----------
                    Total Common Stocks                11,243,790  11,455,805
                                                      ----------- -----------
 PRINCIPAL
  AMOUNT
----------

            BONDS AND NOTES      2.3%
            CONVERTIBLE BOND
$  300,000  Analog Devices, Inc., 4.75%, due 10/1/05      281,933     299,625
                                                      ----------- -----------
                    Total Bonds and Notes                 281,933     299,625
                                                      ----------- -----------
                    Total Long-Term Investments        11,525,723  11,755,430
                                                      ----------- -----------

            SHORT-TERM INVESTMENTS      9.7%
            VARIABLE RATE DEMAND NOTES
     6,897  American Family Insurance Co., 1.06%            6,897       6,897
   953,156  U.S. Bank, N.A., 1.17%                        953,156     953,156
   296,158  Wisconsin Corporate Central
              Credit Union, 1.09%                         296,158     296,158
                                                      ----------- -----------
                    Total Short-Term Investments        1,256,211   1,256,211
                                                      ----------- -----------
            TOTAL INVESTMENTS      100.8%             $12,781,934  13,011,641
                                                      ----------- -----------
                                                      -----------
            Liabilities less Other Assets    (0.8%)                  (110,360)
                                                                  -----------
            NET ASSETS      100.0%                                $12,901,281
                                                                  -----------
                                                                  -----------

            SUMMARY OF INVESTMENTS BY SECTOR
                                                      PERCENT OF
            SECTOR                              INVESTMENT SECURITIES
            ------                              ---------------------
            Basic Materials                               3.9%
            Communications                                8.0
            Consumer, Cyclical                           15.4
            Consumer, Non-cyclical                       28.7
            Energy                                        9.1
            Financial                                    11.3
            Industrial                                    6.4
            Technology                                    7.5
            Short-Term Investments                        9.7
                                                        ------
            Total Investments                           100.0%

<F1>*  Non-income producing

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND
                                                                       MARKET
    SHARES                                                 COST         VALUE
   -------                                                 ----        ------
            COMMON STOCKS      70.8%
     2,000  Abbott Laboratories
              (Pharmaceutical products)                 $  59,660   $  80,000
     2,000  Alliant Energy Corp.
              (Electric and gas utility)                   61,700      33,100
     3,000  Allstate Corp. (Insurance)                    116,528     110,970
     2,000 Anheuser-Busch Companies, Inc. (Beverages) 59,080 96,800 1,637 Apartment Investment & Management Co.
              (Real estate investment trust)               23,363      61,355
     1,600  BP plc (Integrated oil company)                33,685      65,040
     2,000  Bristol-Myers Squibb Co. (Pharmaceuticals)     62,000      46,300
     3,000  Carnival Corp. (Cruise lines)                  76,734      74,850
     1,000  Chubb Corp. (Insurance)                        54,455      52,200
     2,000  Cinergy Corp. (Electric utility)               39,641      67,440
     2,000  Cleco Corp. (Electric utility)                 45,390      28,000
     3,000  Darden Restaurants, Inc. (Restaurant chains)   36,407      61,350
     4,000  DPL, Inc. (Electric and gas utility)           40,678      61,360
     1,191  DTE Energy Co. (Electric utility)              56,834      55,262
     2,500  Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                     114,000     106,000
     6,000 Ford Motor Co. (Automotive manufacturing) 104,030 55,800 5,000 General Electric Co.
              (Diversified manufacturing)                 146,280     121,750
     3,000  Hewlett-Packard Co. (Computers)                52,530      52,080
     2,000  Intel Corp. (Semiconductors)                   50,375      31,140
     3,000  KeySpan Corp. (Natural gas utility)            74,815     105,720
     7,000  McDonald's Corp. (Restaurant chains)          173,577     112,560
     3,000 Newell Rubbermaid, Inc. (Consumer products) 78,694 90,990 3,000 Occidental Petroleum Corp.
              (Integrated oil company)                     62,250      85,350
     7,000  Schering-Plough Corp. (Pharmaceuticals)       174,380     155,400
     1,000  Schlumberger Ltd. (Oil Field Services)         39,600      42,090
     4,000  Sempra Energy (Natural gas utility)            62,362      94,600
     2,000  Unilever N.V. (Consumer products)              86,160     123,420
     2,000  Verizon Communications, Inc.
              (Telecommunications)                         90,364      77,500
     1,000 Walt Disney Co. (Entertainment and Media) 22,360 16,310 2,000 Wendy's International, Inc.
              (Restaurant chains)                          45,441      54,140
     4,000  Wisconsin Energy Corp.
              (Electric and gas utility)                   98,278     100,800
                                                      ----------- -----------
                    Total Common Stocks                 2,241,651   2,319,677
                                                      ----------- -----------

 PRINCIPAL
  AMOUNT
 ---------
            BONDS AND NOTES      15.6%
            CORPORATE BONDS
$  100,000  Developers Diversified
              Realty Corp., 7.01%, due 2/7/03        $     99,952 $   100,445
    50,000  Northern Illinois Gas Co.,
              5.75%, due 6/1/03                            49,766      50,721
    50,000  Peoples Gas Light Co., 6.37%, due 5/1/03       50,067      50,648
    99,000  Philadelphia Electric Co.,
              6.625%, due 3/1/03                           99,079      99,689
   100,000  Wisconsin Gas Co., 6.375%, due 11/1/05        100,410     109,122
                                                      ----------- -----------
                    Total Corporate Notes                 399,274     410,625
                                                      ----------- -----------
            CONVERTIBLE BOND
   100,000  Analog Devices, Inc., 4.75%, due 10/1/05       93,980      99,875
                                                      ----------- -----------
                    Total Bonds and Notes                 493,254     510,500
                                                      ----------- -----------
                    Total Long-Term Investments         2,734,905   2,830,177
                                                      ----------- -----------

            SHORT-TERM INVESTMENTS      15.3%
            VARIABLE RATE DEMAND NOTES
    78,618  American Family Insurance Co., 1.06%           78,618      78,618
   256,500  U.S. Bank, N.A., 1.17%                        256,500     256,500
   145,346  Wisconsin Corporate Central
              Credit Union, 1.09%                         145,346     145,346
    20,625  Wisconsin Electric Power Co., 1.06%            20,625      20,625
                                                      ----------- -----------
                    Total Short-Term Investments          501,089     501,089
                                                      ----------- -----------

            TOTAL INVESTMENTS      101.7%             $ 3,235,994   3,331,266
                                                      -----------
                                                      -----------
            Liabilities less Other Assets (1.7%)                     (55,140)
                                                                  -----------
            NET ASSETS      100.0%                                $ 3,276,126
                                                                  -----------
                                                                  -----------

            SUMMARY OF INVESTMENTS BY SECTOR

                                                PERCENT OF
            SECTOR                        INVESTMENT SECURITIES
            ------                        ---------------------
            Basic Materials                         3.2%
            Communications                          2.8
            Consumer, Cyclical                     13.5
            Consumer, Non-cyclical                 15.1
            Energy                                  5.8
            Financial                               9.8
            Industrial                              3.6
            Technology                              5.5
            Utilities                              25.7
            Short-Term Investments                 15.0
                                                  ------
            Total Investments                     100.0%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002 (unaudited)
                                                      THE PRIMARY THE PRIMARY
                                                       TREND FUND INCOME FUND
                                                      ----------- -----------
Assets:
 Investments, At Value (Note 2a):
  Common Stocks                                       $11,455,805 $ 2,319,677
  Bonds and Notes                                         299,625     510,500
  Short-Term Investments                                1,256,211     501,089
                                                      ----------- -----------
            Total Investments
              (Cost $12,781,934 and
              $3,235,994, respectively)                13,011,641   3,331,266

  Dividends Receivable                                     24,025       5,251
  Interest Receivable                                       5,012       6,625
  Capital Shares Receivable                                   189         189
  Prepaid Expenses and Other Assets                        10,011       4,650
                                                      ----------- -----------
            Total Assets                               13,050,878   3,347,981
                                                      ----------- -----------
Liabilities
  Payable for Investments Purchased                       105,060      52,530
  Capital Shares Payable                                   22,535          --
  Accrued Investment Advisory Fees                          8,387       9,623
  Other                                                    13,615       9,702
                                                      ----------- -----------
            Total Liabilities                             149,597      71,855
                                                      ----------- -----------
Net Assets                                            $12,901,281 $ 3,276,126
                                                      ----------- -----------
                                                      ----------- -----------
Shares Outstanding                                      1,279,707     309,308
Net Asset Value Per Share                             $     10.08 $     10.59
                                                      ----------- -----------
                                                      ----------- -----------
Net Assets Consist of:
 Capital Stock (30,000,000 shares authorized each)    $12,829,317  $3,316,139
 Undistributed Net Investment Income                           --          29
 Undistributed Net Realized Losses                      (157,743)   (135,314)
 Net Unrealized Appreciation of Investments               229,707      95,272
                                                      ----------- -----------
Net Assets                                            $12,901,281 $ 3,276,126
                                                      ----------- -----------
                                                      ----------- -----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 2002 (unaudited)
                                                      THE PRIMARY THE PRIMARY
                                                       TREND FUND INCOME FUND
                                                      ----------- -----------
Income:
 Interest                                             $   25,620  $    19,920
 Dividends                                               127,006(a)    40,556(b)
                                                               <F2>         <F3>
                                                      ----------- -----------
 Total Income                                             152,626      60,476
                                                      ----------- -----------
Expenses:
 Investment Advisory Fees (Note 3)                         53,543      12,583
 Administration and Accounting Fees                        17,644      12,602
 Shareholder Servicing Costs                               14,940       6,072
 Professional Fees                                         11,662      10,750
 Registration Fees                                          3,110       2,795
 Printing                                                   2,466         796
 Custodial Fees                                             2,244       1,746
 Postage                                                    1,269         300
 Insurance                                                  1,166         267
 Pricing                                                      819       1,192
 Other                                                      1,411       1,221
                                                     ------------ -----------
 Total Expenses Before Reimbursement                      110,274      50,324
 Less Expenses Reimbursed By Adviser (Note 3)                  --    (33,319)
                                                     ------------ -----------
 Net Expenses                                             110,274      17,005
                                                     ------------ -----------
Net Investment Income                                      42,352      43,471
                                                     ------------ -----------
Net Realized Loss on Investments                         (30,709)    (40,426)
Change in Net Unrealized Appreciation on Investments  (1,603,831)   (365,052)
                                                     ------------ -----------
Net Realized and Unrealized Loss on Investments       (1,634,540)   (405,478)
                                                     ------------ -----------
Net Decrease in Net Assets From Operations           $(1,592,188) $ (362,007)
                                                     ------------ -----------
                                                     ------------ -----------

(a)<F2>   Net of $1,232 in foreign withholding taxes.
(b)<F3>   Net of $296 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   THE PRIMARY                              THE PRIMARY
                                                                    TREND FUND                              INCOME FUND
                                                         ----------------------------------      ----------------------------------
                                                         SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                           DECEMBER 31,          JUNE 30,          DECEMBER 31,          JUNE 30,
                                                               2002                2002                2002                2002
                                                         ----------------      ------------      ----------------      ------------
                                                           (UNAUDITED)                             (UNAUDITED)
Operations:
  Net Investment Income                                   $    42,352          $    69,262        $    43,471          $    84,545
  Net Realized Gain (Loss)
    on Investments                                            (30,709)             546,706            (40,426)              18,353
  Change in Net Unrealized Appreciation
    on Investments                                         (1,603,831)          (1,093,178)          (365,052)            (116,484)
                                                          -----------          -----------        -----------          -----------
  Net Decrease in Net
    Assets from Operations                                 (1,592,188)            (477,210)          (362,007)             (13,586)
                                                          -----------          -----------        -----------          -----------
Distributions to Shareholders:
  From Net Investment Income                                  (61,692)            (169,847)           (43,491)             (84,635)
  From Net Realized Gains                                    (673,924)            (124,759)                --                   --
                                                          -----------          -----------        -----------          -----------
  Decrease in Net Assets
    from Distributions                                       (735,616)            (294,606)           (43,491)             (84,635)
                                                          -----------          -----------        -----------          -----------
Fund Share Transactions:
  Proceeds from Shares Sold                                   130,802              753,979             53,242              159,451
  Reinvested Distributions                                    690,580              276,186             38,220               74,547
  Cost of Shares Redeemed                                  (1,555,595)          (1,945,327)           (89,480)            (181,914)
                                                          -----------          -----------        -----------          -----------
  Net Increase (Decrease) in Net Assets
    from Fund Share Transactions                             (734,213)            (915,162)             1,982               52,084
                                                          -----------          -----------        -----------          -----------
Total Decrease in
  Net Assets                                               (3,062,017)          (1,686,978)          (403,516)             (46,137)
Net Assets:
  Beginning of Period                                      15,963,298           17,650,276          3,679,642            3,725,779
                                                          -----------          -----------        -----------          -----------
  End of Period                                           $12,901,281          $15,963,298        $ 3,276,126          $ 3,679,642
                                                          -----------          -----------        -----------          -----------
                                                          -----------          -----------        -----------          -----------
Undistributed Net Investment
  Income at End of Period                                 $        --          $    19,262        $        29          $        49
                                                          -----------          -----------        -----------          -----------
                                                          -----------          -----------        -----------          -----------
Transactions in Shares:
  Sales                                                        12,837               62,456              4,922               13,188
  Reinvested Distributions                                     64,375               22,632              3,509                6,171
  Redemptions                                                (145,335)            (161,693)            (8,303)             (14,989)
                                                          -----------          -----------        -----------          -----------
  Net Increase (Decrease)                                     (68,123)             (76,605)               128                4,370
                                                          -----------          -----------        -----------          -----------
                                                          -----------          -----------        -----------          -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each period

                                                    SIX MONTHS ENDED
                                                      DECEMBER 31,                          YEAR ENDING JUNE 30,
                                                         2002               2002       2001        2000        1999       1998
                                                    ----------------        ----       ----        ----        ----       ----
                                                      (UNAUDITED)
THE PRIMARY TREND FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                    $11.84             $12.39    $10.55       $12.64      $13.98     $14.82
                                                        ------             ------    ------       ------      ------     ------
Net Investment Income                                     0.03               0.05      0.16         0.20        0.19       0.13
Net Realized and Unrealized
  Gain (Loss) on Investments                             (1.24)             (0.39)     2.19        (1.53)       0.23       1.60
                                                        ------             ------    ------       ------      ------     ------
Total from Investment Operations                         (1.21)             (0.34)     2.35        (1.33)       0.42       1.73
                                                        ------             ------    ------       ------      ------     ------
Less Distributions:
  From Net Investment Income                             (0.05)             (0.12)    (0.20)       (0.17)      (0.16)     (0.06)
  From Net Realized Gains                                (0.50)             (0.09)    (0.31)       (0.59)      (1.60)     (2.51)
                                                        ------             ------    ------       ------      ------     ------
  Total Distributions                                    (0.55)             (0.21)    (0.51)       (0.76)      (1.76)     (2.57)
                                                        ------             ------    ------       ------      ------     ------
Net Increase (Decrease)                                  (1.76)             (0.55)     1.84        (2.09)      (1.34)     (0.84)
                                                        ------             ------    ------       ------      ------     ------
Net Asset Value, End of Period                          $10.08             $11.84    $12.39       $10.55      $12.64     $13.98
                                                        ------             ------    ------       ------      ------     ------
                                                        ------             ------    ------       ------      ------     ------

TOTAL INVESTMENT RETURN                               (10.49)%            (2.77)%    22.54%     (11.13)%       4.68%     13.06%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)               $12,901            $15,963   $17,650      $14,787     $21,351    $23,714
Ratio of Net Expenses to Average Net Assets              1.52%*<F4>         1.44%     1.38%        1.40%       1.27%      1.24%
Ratio of Net Investment Income
  to Average Net Assets                                  0.59%*<F4>         0.41%     1.36%        1.69%       1.53%      0.89%
Portfolio Turnover                                       12.5%              34.4%     44.7%        32.6%       47.9%      24.4%

*<F4> Annualized

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each period

                                                    SIX MONTHS ENDED
                                                      DECEMBER 31,                          YEAR ENDING JUNE 30,
                                                         2002               2002       2001        2000        1999       1998
                                                    ----------------        ----       ----        ----        ----       ----
                                                      (UNAUDITED)
THE PRIMARY INCOME FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                    $11.90             $12.22    $10.40       $12.24      $13.86     $14.45
                                                        ------             ------    ------       ------      ------     ------
Net Investment Income                                     0.14               0.28      0.35         0.44        0.42       0.45
Net Realized and Unrealized
  Gain (Loss) on Investments                             (1.31)             (0.32)     1.82        (1.60)      (0.14)      1.50
                                                        ------             ------    ------       ------      ------     ------
Total from Investment Operations                         (1.17)             (0.04)     2.17        (1.16)       0.28       1.95
                                                        ------             ------    ------       ------      ------     ------
Less Distributions:
  From Net Investment Income                             (0.14)             (0.28)    (0.35)       (0.44)      (0.43)     (0.44)
  From Net Realized Gains                                   --                 --        --        (0.24)      (1.47)     (2.10)
                                                        ------             ------    ------       ------      ------     ------
  Total Distributions                                    (0.14)             (0.28)    (0.35)       (0.68)      (1.90)     (2.54)
                                                        ------             ------    ------       ------      ------     ------
Net Increase (Decrease)                                  (1.31)             (0.32)     1.82        (1.84)      (1.62)     (0.59)
                                                        ------             ------    ------       ------      ------     ------
Net Asset Value, End of Period                          $10.59             $11.90    $12.22       $10.40      $12.24     $13.86
                                                        ------             ------    ------       ------      ------     ------
                                                        ------             ------    ------       ------      ------     ------

TOTAL INVESTMENT RETURN                                 (9.86%)            (0.37%)   21.09%       (9.66%)      2.97%     14.72%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)                $3,276             $3,680    $3,726       $3,372      $4,276     $4,572
Ratio of Net Expenses to Average Net Assets              1.00%*<F5>         1.00%     1.00%        1.00%       1.00%      0.97%
Ratio of Net Investment Income
  to Average Net Assets                                  2.56%*<F5>         2.27%     3.02%        4.04%       3.46%      3.16%
Ratio of Total Expenses
  to Average Net Assets                                  2.96%*<F5>         2.78%     2.44%        2.43%       2.12%      2.02%
Portfolio Turnover                                        6.4%              21.5%     36.6%        33.4%       46.9%      33.5%

*<F5> Annualized

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

1. ORGANIZATION
   The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds.

   a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Price information on listed stocks is taken from the exchange where the security is primarily traded. Other securities for which market quotations are not readily available are valued under procedures approved by the Board of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

   b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

   c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes. At June 30, 2002, the Income Fund had a federal income tax capital loss carryforward of $54,512 which expires in 2009. To the extent that the Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. As of June 30, 2002 the Income Fund had $40,376 of post-October 2002 capital losses which are deferred, for tax purposes, to the fiscal year ending June 30, 2003. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

   d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

                                                                   TREND FUND                              INCOME FUND
                                                        ------------------------------        --------------------------------
                                                         SIX MONTHS        FISCAL YEAR         SIX MONTHS          FISCAL YEAR
                                                           ENDING             ENDING              ENDING              ENDING
                                                        DECEMBER 31,         JUNE 30,          DECEMBER 31,          JUNE 30,
                                                            2002               2002                2002                2002
                                                        ------------       -----------        -------------        -----------
Distributions paid from:
Ordinary Income                                           $ 61,692           $261,678             $43,491             $84,635
Net long term capital gains                                673,924             32,928                  --                  --
                                                          --------           --------             -------             -------
Total distributions paid                                  $735,616           $294,606             $43,491             $84,635
                                                          --------           --------             -------             -------
                                                          --------           --------             -------             -------

   e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS
   The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2002. For the six months ended December 31, 2002, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. The Adviser was not required to reimburse the Trend Fund for the six months ended December 31, 2002. For the six months ended December 31, 2002, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $32,807. The Trend Fund paid total directors fees of $1,500 to its outside directors and the Income Fund paid total directors fees of $1,500 to its outside directors during the six months ended December 31, 2002.

4. PURCHASES AND SALES OF SECURITIES
   Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2002 were as follows:

                                        TREND FUND         INCOME FUND
                                       -----------         ------------
   Purchases                            $1,772,520           $207,160
   Sales                                $1,559,752           $185,834

5. TAX INFORMATION
   At December 31, 2002, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $12,908,968 and $3,235,994 for the Trend Fund and Income Fund, respectively, were as follows:
                                        TREND FUND         INCOME FUND
                                       -----------         -----------
   Appreciation                        $ 1,613,083          $ 381,618
   Depreciation                         (1,510,410)          (286,346)
                                       -----------          ---------
   Net Appreciation of Investments     $   102,673          $  95,272
                                       -----------          ---------
                                       -----------          ---------

   The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

   As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                        TREND FUND         INCOME FUND
                                       -----------         ------------
   Undistributed ordinary income         $     --            $      29
   Undistributed long-term
     capital gains                             --                   --
                                         --------            ---------
   Accumulated earnings                        --                   29
   Accumulated capital and
     other losses                         (30,909)            (135,364)
   Unrealized appreciation/
     (depreciation)                       102,673               95,272
                                         --------            ---------
   Total accumulated earnings/
     (deficit)                           $ 71,764            $ (40,063)
                                         --------            ---------
                                         --------            ---------

[THE PRIMARY TREND FUNDS LOGO]

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President
 Barry S. Arnold, Vice President and Assistant Secretary
 Jon P. Kiekhofer, Secretary and Treasurer

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst &Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley &Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

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